                                                            File No:  2-34540;
                                                                     811-1935.

                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      X
                                                           -----

          Pre-Effective Amendment No.                      -----

          Post-Effective Amendment No.   35                  X
                                       ------              -----

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                  X
                                                           -----

          Amendment No.    21                                X
                       ----------                          -----

                       (Check appropriate box or boxes.)

                           EAGLE GROWTH SHARES, INC.
-----------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432
-----------------------------------------------------------------------------
          (Address of Principal Executive Offices)         (Zip Code)

Registrant's Telephone Number, including Area Code  407-395-2155
                                                    ------------
          Ronald F. Rohe, Vice President
          Eagle Growth Shares, Inc.
1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432
-----------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering       April 1, 1996
                                                   -------------

It is proposed that this filing will become effective (check appropriate box)

_______ immediately upon filing pursuant to paragraph (b)

___X___ on April 1, 1996 pursuant to paragraph (b)

_______ 60 days after filing pursuant to paragraph (a)

_______ on    pursuant to paragraph (a) of rule 485

                        EXHIBIT INDEX LOCATED ON PAGE 50

                                   FORM N-1A

                             CROSS REFERENCE SHEET
                           (as required by Rule 404)

FORM N-lA PART A ITEM NO.                    PROSPECTUS LOCATION
-------------------------                    -------------------

Item 1.   Cover Page.......................  Cover Page
Item 2.   Synopsis.........................  Expenses of the Fund
Item 3.   Condensed Financial Information..  Financial Highlights;
                                             Performance

Item 4.   General Description of...........  Cover Page; Invest-
          Registrant                         ment Objectives and
                                             Policies; Options
                                             Transactions; Futures
                                             Contracts; Investment
                                             Restrictions

Item 5.   Management of the Fund...........  Management of the
                                             Fund

Item 6.   Capital Stock and Other
          Securities.......................  Dividends, Capital
                                             Gains Distributions,
                                             and Taxes; Rights of
                                             Ownership

Item 7.   Purchase of Securities Being
          Offered..........................  Purchase of Shares

Item 8.   Redemption or Repurchase.........  Repurchase and
                                             Redemption of Shares

Item 9.   Pending Legal Proceedings........  Not Applicable


FORM N-1A PART B ITEM NO.                    LOCATION IN STATEMENT
-------------------------                    OF ADDITIONAL INFORMATION
                                             -------------------------
Item 10.  Cover Page.......................  Cover Page

Item 11.  Table of Contents................  Table of Contents

Item 12.  General Information and
          History..........................  Not Applicable

Item 13.  Investment Objectives and
          Policies.........................  Investment Objectives
                                             and Policies; Options
                                             Transactions; Futures
                                             Contracts;Investment
                                             Limitations

FORM N-1A PART B ITEM NO.                    LOCATION IN STATEMENT
-------------------------                    OF ADDITIONAL INFORMATION
                                             -------------------------

Item 14.  Management of the Fund...........  Management of the
                                             Fund

Item 15.  Control Persons and Principal
          Holders of Securities............  Not Applicable

Item 16.  Investment Advisory and
          Other Services...................  Management of the
                                             Fund

Item 17.  Brokerage Allocation and Other
          Practices........................  Management of the
                                             Fund

Item 18.  Capital Stock and Other
          Securities.......................  Prospectus-Rights
                                             of Ownership

Item 19.  Purchase, Redemption and Pricing
          of Securities Being Offered .......Letter of Intent;
                                             Right of
                                             Accumulation; Group
                                             Discount Privilege;
                                             Automatic Investment
                                             Plan; Prospectus-
                                             Account Reinstatement
                                             Privilege; Check
                                             Withdrawal Plan;
                                             Further Information
                                             Regarding Sale of
                                             Shares; Redemption
                                             and Repurchase of
                                             Shares

Item 20.  Tax Status.......................  Prospectus-Dividends,
                                             Capital Gains
                                             Distributions, and
                                             Taxes

Item 21.  Underwriters.....................  Underwriter

Item 22.  Calculations of Performance Data.  Calculation of
                                             Performance Data;
                                             Comparisons and
                                             Advertisements

Item 23.  Financial Statements.............  Financial Statements

FORM N-1A PART C ITEM NO.                    LOCATION IN PART C
-------------------------                    ------------------

Item 24.  Financial Statements and
          Exhibits.........................  Financial Statements
                                             and Exhibits

Item 25.  Persons Controlled By or Under
          Common Control with Registrant...  Persons Controlled by
                                             or under Common
                                             Control with
                                             Registrant

Item 26.  Number of Holders of Securities..  Number of Holders
                                             of Securities

Item 27.  Indemnification..................  Indemnification

Item 28.  Business and Other Connections
          of Investment Advisor............  Business and Other
                                             Connections of
                                             Investment Advisor

Item 29.  Principal Underwriters...........  Principal Under-
                                             writers

Item 30.  Location of Accounts and Records.  Location of
                                             Accounts and
                                             Records

Item 31.  Management Services..............  Management Services

Item 32.  Undertakings.....................  Undertakings

                                    PART A

                           EAGLE GROWTH SHARES, INC.


1200 North Federal Highway                                     April 1, 1996
Suite 424
Boca Raton, Florida  33432
407-395-2155


     EAGLE GROWTH SHARES, INC. is an open-end, diversified investment company (a mutual fund) seeking growth of capital.

     This goal will be sought by investing in securities which appear to have potential for capital appreciation. The Fund's portfolio will usually be comprised of common stocks and securities convertible into common stocks of seasoned companies whose prospects are believed to be above average. In addition, the Fund may own securities of newer, less-seasoned companies and companies representing so-called "special situations." Normally, investments in fixed income securities will not be made except for defensive purposes, and to employ temporarily uncommitted cash balances, or where such investments appear to offer opportunities for capital appreciation.

     This prospectus contains information which you should know before you invest and should be retained for future reference. A Statement of Additional Information (dated April 1, 1996) about the Fund, which is incorporated in this prospectus by reference, has been filed with the Securities and Exchange Commission, and is available from the Fund, without charge, by writing to the Fund at the address shown above or by calling:

                                1-800-749-9933
------------------------------------------------------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----
         Expenses of the Fund.......................................7

         Financial Highlights.......................................8

         Investment Objectives and Policies.........................8

         Options Transactions......................................11

         Futures Contracts.........................................13

         Investment Restrictions...................................14

         Purchase of Shares........................................14

         Computation of Net Asset Value............................15

         Account Reinstatement Privilege...........................18

         Tax Sheltered Plans.......................................19

         Repurchase and Redemption of Shares.......................19

         Dividends, Capital Gains
         Distributions, and Taxes..................................20

         Rights of Ownership.......................................21

         Management of the Fund....................................21

         Performance...............................................23

                             EXPENSES OF THE FUND
                             --------------------

     The following table has been prepared to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------

Maximum Sales Load Imposed on Purchases..............  8.50%
Maximum Sales Load Imposed on Reinvested Dividends...  none
Deferred Sales Load..................................  none
Redemption Fees......................................  none

ANNUAL FUND OPERATING EXPENSES
------------------------------

Management Fee After Expense Reimbursements..........     0%
Administrative Fee After Expense Reimbursements......     0%
Other Expenses.......................................  3.44%

     Total Fund Operating Expenses...................  3.44%


     For the 1995 fiscal year, actual "Other Expenses" and "Total Fund Operating Expenses" incurred were $87,424 (3.44% of average net assets) and $114,097 (4.44% of average net assets), respectively. However, because of California regulations that limited the Fund's aggregate operating expenses, Baxter Financial Corporation reimbursed the Fund $25,674 which reduced the actual "Other Expenses" paid by the Fund to $87,424 (3.44% of average net assets) for the fiscal year ended November 30, 1995. For the 1996 fiscal year, "Other Expenses" are not anticipated to exceed 2.50%. This projection is based on 1995 expenses and reasonably projected 1996 expenses. Total Fund Operating Expenses for 1996 are also not expected to exceed 2.50% of average net assets. Under California regulations, Baxter Financial Corporation is required to reimburse the Fund to the extent that the total fund operating expenses exceed 2.50% of average net assets on the first $30,000,000 of average net assets. However, Baxter Financial Corporation is not obligated to reimburse the Fund for any amounts in excess of the total management and administrative fees payable by the Fund for the fiscal year 1996.

     The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period based on the expenses shown in the table above. As noted in the table above, the Fund charges no redemption fees of any kind.

                         1 year    3 years   5 years   10 years
                         ------    -------   -------   --------

Shareholder Expenses      $117       $182      $249      $425

     This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

                             FINANCIAL HIGHLIGHTS
                             --------------------

     The data set forth under the caption "Financial Highlights" in the Annual Report to Stockholders for the fiscal year ended November 30, 1995 is incorporated herein by reference. Such data is covered by the Independent Auditor's Report which is contained in the Annual Report to Stockholders. Further information regarding the Fund's investment performance is contained in the Annual Report to Stockholders which may be obtained from the Fund upon request without charge.


                      INVESTMENT OBJECTIVES AND POLICIES
                      ----------------------------------

     Eagle Growth Shares, Inc. is an open-end, diversified investment company, established under Maryland law in 1969, whose investment objective is to achieve growth of capital. This goal will be sought by investing in securities which appear to have potential for capital appreciation. The Fund's portfolio will usually be comprised of common stocks and securities convertible into common stocks of seasoned companies whose prospects are believed by Management to be above average. In addition, the Fund may also own securities of newer, less-seasoned companies, and companies representing so-called "special situations" (see below).

     Normally, investments in fixed income securities will not be made except for defensive purposes, and to employ temporarily uncommitted cash balances. In those situations, the Fund will only invest in fixed income securities rated Aaa, Aa or A by Moody's Investors Service, Inc. or AAA, AA, or A by Standard & Poor's Corporation.

     The Fund may also invest in fixed income securities where such investments appear to offer opportunities for capital appreciation. When the Fund invests in fixed income securities for this reason, the Fund may purchase such securities which are rated B-2 or lower by Moody's or B- or lower by Standard & Poor's. These fixed income debt securities are deemed to involve a higher risk level than investment grade debt securities. The Fund may also invest in unrated securities when Baxter Financial Corporation (the "Advisor") believes that the terms of such securities and the financial condition of the issuer are such that the protection afforded limits risks to a level similar to that of rated securities in which the Fund may invest. Fixed income debt securities offer a potential for capital appreciation because the value of the fixed income security generally fluctuates inversely with interest rates.

     The investment objective of the Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.

Generally, securities are selected solely on the basis of their growth potential and current income is not sought in investment decisions.
Management considers many factors in selecting investments such as: expanding demand for a company's products or services, new product developments, research capability, increasing operating efficiency, and the possibility that a disparity exists between the price of a stock and the value of the underlying assets. The effects of general market, economic, and political conditions are also taken into account in the selection of investments. The portfolio of the Fund will be diversified and consist of different companies in diverse industries. The Fund will not purchase securities of companies in any single industry if as a result more than 25% of the Fund's total assets will be invested in companies in such industry. The Fund has authority to invest up to 20% of its assets in the securities of foreign companies.

     Investments in foreign securities involve risks which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign investments may also be affected by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. There is also the possibility of expropriation, nationalization, or confiscatory taxation, foreign exchange controls, political or social instability, or diplomatic developments which could affect investments in securities of issuers in those nations.

     The Fund has authority to buy securities of companies organized as real estate investment trusts ("REITS"). REITS pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

 The Fund is authorized to invest in "restricted securities" (i.e. securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933, as amended). Ordinarily, the Fund does not expect to have more than 5% of the Fund's total net asset value invested in restricted securities. The Fund will not purchase such securities if immediately after such purchase more than 10% of the Fund's net assets will be invested in restricted or other illiquid securities.

     Securities offering the potential for capital appreciation may be subject to greater risk than securities which do not have such potential but also may afford a greater opportunity for increase in value. Of course, no assurance can be given that the objective of the Fund will be achieved.

     In addition, the Fund may also own securities of new, less-seasoned companies and companies representing so-called "special situations." There are no limits on the percentage of total assets that may be invested in special situations. A special situation would involve owning securities that, in the opinion of the Advisor, should enjoy considerably better investor reception in the fairly near future because of an essentially non-recurring development that is either happening or, in the opinion of the Advisor, is likely to happen. Such developments could include, among others, (1) a change in management, (2) discovery of a new or unique product or technological advance with sizable market potential, (3) an acquisition providing unusual opportunity for market enlargement or for operating savings, (4) the adoption of new laws that enhance prospects for an important part of the company's business, or (5) takeovers, restructurings, leveraged buyouts, and reorganizations.

     Investments in such special situations may pose particular risks. The market price of such securities may be more volatile to the extent that the expected benefits from the non-recurring developments do not materialize. Further, with regard to anticipated corporate restructurings, included among the non-recurring developments of special situations, securities issued to finance such restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructurings.

     The Fund considers "less-seasoned companies" to be those which have a record of less than three years continuous operations, which period may include operations of a predecessor company, and also considers smaller companies to be "less-seasoned" companies.

     The Fund does not regard the frequency of portfolio transactions as a limiting factor in its investment decisions. Therefore, its rate of portfolio turnover (the annual rate at which portfolio securities are replaced) may exceed that of most in vestment companies with a similar investment objective. If, for example, all of the portfolio securities were replaced in one year, the portfolio turnover rate would be 100%. Increased portfolio turnover usually results in correspondingly heavier brokerage costs which the Fund must pay. Of course, it is impossible to accurately predict the annual portfolio turnover rate of the Fund (or any investment company).

     Portfolio securities may be sold without regard to the length of time held when management believes that such securities have reached their maximum performance level, and when the Fund's assets can be more profitably utilized in other investments. To the extent that short-term capital gains are realized, such gains will be taxed to the shareholder as ordinary income.

                             OPTIONS TRANSACTIONS
                             --------------------

     The Fund may sell covered call options (options on securities owned by the Fund) and uncovered call options (options on securities not owned by the
Fund) which are issued by the Options Clearing Corporation and listed on national securities exchanges from time to time. This practice may enable the Fund to increase its income because the buyer of the option pays the Fund a sum of cash (a premium) for the option whether or not the buyer ultimately exercises the option. The amount of the premium is determined on the exchange upon which the option is traded, and will depend on various factors, such as the market price and volatility of the underlying securities and the expiration date and exercise price of the option.

     Ordinarily, call options would be sold on stocks whose market value is not expected to appreciate above the option exercise price by the expiration date of the option, or when the premium received plus the exercise price of the option exceeds the price at which the Advisor expects the underlying securities to be trading by the expiration date of the option. When the Fund sells an option it is obligated to deliver the underlying securities until the expiration date of the option (which may be one, two, three, six or nine months from the date the option is issued) if the option is exercised. If the option is exercised, the Fund would deliver the underlying securities to the buyer if the option was a covered option or buy the underlying securities to deliver to the purchaser of the option if the option was uncovered.

     The sale of covered call options should enable the Fund to increase its income through the receipt of premium income on the call options it sells. However, the Fund risks limiting potential gains the Fund would otherwise realize if the market value of the underlying securities of a covered call option appreciates above the exercise price of the option because the purchaser will then exercise the option. In the case of uncovered call options, the Fund risks a loss upon closing its option position if the market price of the optioned securities at the time the option is exercised exceeds the exercise price plus the premium received by the Fund.

     The Fund may purchase call options when the Advisor believes that the market price of the underlying securities will exceed the strike price of the option, plus the premium the Fund must pay for the option, by the option expiration date. If the market price of the underlying securities appreciates after the option is purchased, the price of the option also will appreciate, thereby affording the Fund the opportunity to resell the option at a profit or, as an alternative, to purchase the underlying securities at the option exercise price anytime until or on the expiration date and retain or resell the underlying securities at their appreciated value. Purchasing call options, however, entails the risk that the market price of the underlying securities may decrease and the market value of the call option will also decrease and, in these circumstances, while the Fund may sell the option, the transaction is likely to result in a loss.

     The Fund may also buy and sell put options. For the sale of a put option the Fund receives a premium, which is determined on the exchange on which the put is traded. The amount of the premium is influenced by the same factors as influence the market price of call options.

     The sale of a put option obligates the seller to purchase the underlying securities at the option exercise price anytime until or on the expiration date if the option is exercised. Alternatively, the seller may satisfy its obligation by purchasing an identical put option for delivery to the purchaser of the put option.

     The option will be exercised if the market price of the underlying securities is less than the strike price of the option on the expiration date of the option. The Fund may sell put options to obtain premium income on underlying securities whose market price the Advisor expects to increase or remain relatively constant for the duration of the option. They may also be sold when the Advisor believes the underlying securities are an attractive long-term investment, despite a possible short term decline in their market value. In these circumstances, the Fund would purchase the underlying securities pursuant to the option rather than buy an identical put option to close the transaction, if the option is exercised by the buyer.

     The Fund also may buy put options to protect against a decline in the market value of underlying securities that are held in the Fund's investment portfolio. In return for paying a premium to the seller of the put option, the Fund acquires the right to sell the underlying securities to the seller of the option at the exercise price, thereby protecting itself against a decline in the market price of the underlying securities. If, however, at the expiration date of the option, the market value of the underlying securities has not declined below the option exercise price, the Fund will not exercise its put option.

     Puts and calls also may be used in combination, to hedge investments in underlying securities. For example, if the Fund has bought a call that entitles it to purchase underlying securities at a specified strike price, it may also buy a put, which enables it to sell the same securities at a specified strike price. Put options, as well as call options, are frequently available on identical underlying securities with identical expiration dates, but at different strike prices. In this type of hedging transaction, the Fund might seek to buy a put option whose strike price is higher than the strike price of an otherwise identical call option on the same underlying securities, thereby obtaining the right to buy the underlying securities at a lower price than the price at which it would have the right to sell the securities.

     The success of options transactions depends largely on the ability of the Advisor to predict future stock and option movements. Further, an option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The inability to close-out an option position could result in a loss to the Fund.


                               FUTURES CONTRACTS
                               -----------------

     The Fund may buy and sell financial futures contracts and options on such contracts. Financial futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities or currencies at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges.

     The Fund may use financial futures and options thereon to implement a number of hedging strategies. For example, because the purchase of a financial futures contract requires only a relatively small initial margin deposit, the Fund could remain exposed to the market activity of a broad-based number of stocks contained in the futures index, while maintaining liquidity to meet redemptions. Also, the Fund might temporarily invest available cash in stock index futures contracts or options pending investments in securities. These investments entail the risk that an imperfect correlation may exist between changes in the market price of an index futures contract and the value of the securities that comprise the index.

     There are also limited risk strategies that involve combinations of options and futures positions. For example, the Fund might purchase a futures contract in anticipation of higher prices while simultaneously buying an option on a futures contract to protect against the risk of lower prices. Further, inasmuch as the Fund may purchase foreign securities which are denominated in foreign currencies, the Fund may purchase foreign currency futures contracts in order to hedge against fluctuations in foreign currency exchange rates.

     The Fund will be required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract if it is not terminated prior to the specified settlement date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of "variation" (additional) margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn income on its margin deposits. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial and variation margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets.


                            INVESTMENT RESTRICTIONS
                            -----------------------

     The Fund has adopted the following restrictions which are designed to reduce certain risks inherent in securities investment and which may be changed only by a vote of the holders of the majority of the voting securities of the Fund. The Fund may not:

     Borrow money, except from banks for emergency purposes, and then not in excess of 5% of the value of its total assets.

     Invest more than 25% of the value of its assets in companies in any one industry.

     Purchase securities on margin.

     Make any purchase resulting in more than 5% of the value of its assets being invested in the securities of any one company, except U.S. Government securities.

     Purchase more than 10% of any class of securities of any company. For this purpose, all debt securities of an issuer and all series of non-voting preferred stock of an issuer are each considered as one class of securities.


                              PURCHASE OF SHARES
                              ------------------

     Shares of the Fund are continuously offered at the public offering price, which is equal to the net asset value of the shares plus the applicable sales charge (see below). Shares may be purchased by completing the Fund Account Application Form which should be remitted together with payment for the shares to Star Bank, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115. Investors who are interested in purchasing shares may also contact the Fund at 1-800-749-9933. Purchases can also be made through investment dealers who have sales agreements with Baxter Financial Corporation, the Fund's underwriter. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interests of economy and convenience, certificates for shares of stock will not be issued except upon written request of the shareholder. Certificates for fractional shares, however, will not be issued.

     Once an account is established, subsequent investments should be sent to Star Bank, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115. A confirmation will be mailed to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares that are owned.

     The minimum initial investment and minimum account balance for the Fund is $500 and there is no minimum investment amount for subsequent purchases. The Fund retains the right to waive the minimum initial investment at its discretion.

 The Fund reserves the right, after sending shareholders at least sixty (60) days prior written notice, to redeem the shares held by any shareholder if the shareholder's account has been inactive for a period of six (6) months preceding the notice of redemption and the total value of the holder's shares does not exceed the Fund's $500 minimum account balance as of the proposed redemption date. An account will be considered inactive if no new purchases have been made (excluding shares purchased through the reinvestment of dividends and capital gains) within the specified time period. Shareholders who receive notice of redemption for the first time may purchase shares of the Fund at net asset value without paying any sales charge, in the amount necessary to bring the account balance up to the minimum within the required time period. Any redemptions by the Fund pursuant to this procedure will be at the net asset value of the shares calculated as of the close of the New York Stock Exchange on the stated redemption date and a check for the redemption proceeds will be sent to the shareholder not more than seven (7) days later.

 Fund investors who purchase or redeem shares under any of the following fund plans: the Group Discount Privilege, the Automatic Investment Plan or the Check Withdrawal Plan will receive confirmations of purchases and redemptions of Fund shares on a calendar quarter basis, not later than five business days after the end of each calendar quarter in which a transaction takes place. The confirmation will show the date of each transaction during the period, number and price paid or received for shares purchased or redeemed, including dividends and distributions, and total number of shares owned by the investor as of the end of the period.


                        COMPUTATION OF NET ASSET VALUE
                        ------------------------------

     The net asset value per share is the value of the Fund's securities investments plus cash and other assets minus its liabilities divided by the number of outstanding shares (adjusted to the nearest cent). Portfolio securities traded on a securities exchange or the NASDAQ National Market System are valued at the closing sales price on the market on which they are principally traded. Securities traded over-the-counter, except those that are quoted on the NASDAQ National Market System, are valued at the prevailing quoted bid prices. Other assets (including restricted securities) and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors or a delegated person acting pursuant to the directions of the Board. The method of valuing assets and securities for which no quotations are available, including restricted securities, will be reviewed at appropriate intervals by the Board. Initial valuations of such assets will be
made in good faith by the Board of Directors.   Net asset value is calculated
as of the close of the New York Stock Exchange, generally 4:00 p.m., New York City time, on each day the New York Stock Exchange is open.

     Purchases of shares are made at the public offering price, which is equal to the net asset value next to be determined after receipt of a purchase order in proper form plus applicable sales charge as shown in the table below. Purchases of $100,000 or more may be made at net asset value, without the imposition of a sales charge. The public offering price is computed as of the close of the New York Stock Exchange and becomes effective once daily on each day the New York Stock Exchange is open. Orders for shares of the Fund received by dealers prior to the close of the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the underwriter prior to that time. (It is the responsibility of the dealers to transmit such orders so that they will be received by the underwriter prior to the close of the New York Stock Exchange). Orders received by dealers subsequent to that time will be confirmed at the offering price effective at the close of the New York Stock Exchange on the next business day. The following table shows the sales charges applicable to purchases of Fund shares.

                                                        Percentage
                                   Sales Charge as     Reallowed to
                                     a % of the:          Dealers
                                ---------------------  ------------
                                 Amount     Offering
Purchases of                    Invested     Price
-----------------------------------------------------
$   9,999 or less..................9.29%      8.50%        8.25%
$  10,000-$24,999, inclusive.......8.40       7.75         7.50
$  25,000-$49,999, inclusive.......6.66       6.25         6.00
$  50,000-$99,999, inclusive.......4.17       4.00         3.85
$ 100,000 or more..................0.00       0.00         0.00

     The above scale is applicable to purchases of Fund shares and combined purchases of shares of the Fund and Philadelphia Fund, Inc. made at one time by an individual; an individual, his spouse and children under the age of 21; and a trustee or other fiduciary of a single trust estate or single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code, and organizations exempt from taxation under Sections 501(c)(3) or (13) of the Internal Revenue Code, may purchase shares at one-half the sales charges listed above.

     In addition, lower sales charges may be achieved by using any of the following special purchase plans:

               * Letter of Intent
               * Right of Accumulation
               * Group Discount Privilege

     Also available from the Fund are the following privileges you may wish to utilize:

               * Automatic Investment Plan

                 This plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts.

               * Check Withdrawal Plan

                 A convenient method whereby a monthly or a quarterly check will be mailed to you at no charge.

     Complete details regarding these special purchase plans and privileges may be obtained by writing or calling the Fund, or by obtaining a copy of the Statement of Additional Information.

     Purchases may be made at net asset value by officers, directors, and employees of the Fund, as well as by employees of broker-dealer firms which maintain effective selling dealer agreements with the Fund's underwriter. From time to time the Fund may offer its shares at net asset value to certain classes of potential investors which have been identified by management and ratified by the Board of Directors. Prior to such offering, the Fund, in compliance with applicable federal securities laws, will supplement or revise this section of the prospectus to identify the class. Baxter Financial Corporation, the principal underwriter of the Fund, participates in the offer and sale of Fund shares on a best efforts basis and makes a continuous offering of the shares.

     Shares of the Fund may also be purchased at net asset value, without sales charge, by persons who are members of a group which is not organized for the sole purpose of purchasing shares of the Fund and which meets the following criteria:

              1. Group investments must be sent directly to the fund's
                 custodian at the address shown under "Purchases of Shares" by a common remitter which is bonded as well as licensed and regulated by a state regulatory agency;

              2. The group must include at least 750 members or participants;

              3. Remittances on behalf of the group must be made at least once per month; and

              4. The common remitter must have a written agreement with each participant or member of the group governing the remittance of the investor's funds.

     Investments in the Fund on behalf of group participants will be made at the net asset value of the shares of the Fund calculated next after receipt by the Fund's custodian of the investors' funds sent by the common remitter.

     The Fund's $500 minimum initial investment and minimum account balance shall be waived for shareholders who are active participants in a group purchase plan approved by the Fund, since shareholders participating in such plans generally make smaller investments on a regular basis.

     Shareholders with inactive accounts below the $500 minimum account balance who receive notice of redemption for the first time from the Fund may purchase shares without the imposition of a sales charge in an amount sufficient to meet the minimum account balance.

     The Fund reserves the right to terminate the privileges to invest in Fund shares at net asset value without sales charge at any time after 60 days written notice to the investors affected thereby. The Fund reserves the right to terminate the policy to waive the Fund's minimum initial investment and minimum account balance at any time after 60 days written notice to the investors affected thereby.


                        ACCOUNT REINSTATEMENT PRIVILEGE
                        -------------------------------

     A stockholder may, after he has liquidated any of his shares of the Fund on written request to the Fund, reinstate his account without payment of any additional sales charge, at net asset value next calculated after receipt of the reinstatement request, provided that he meets the qualifications listed below. The Account Reinstatement Privilege may be exercised only once except with respect to shares held under an Eagle Growth Shares Investing Program, and the amount reinvested may not exceed the amount of the redemption proceeds received on the liquidation of such shares. In addition, the reinstatement must be completed within thirty days after the liquidation.

     A liquidation of Fund shares is considered a sale under the Internal Revenue Code and the "wash sale" provisions of Section 1091 of the Code will be applicable to an account reinstatement if the cost of the liquidated shares exceeds the proceeds of liquidation.


                              TAX SHELTERED PLANS
                              -------------------

     For self-employed individuals, partnerships, and corporations, there is available through the Fund a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service. The Profit Sharing Plan permits an employer to make tax deductible investments in the Fund on behalf of each participant up to the lesser of 15% of each participant's earned income (or compensation), or $30,000. The Money Purchase Pension Plan permits an employer to make tax deductible contributions on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $30,000. If an employer adopts both the Profit Sharing Plan and the Money Purchase Pension Plan, deductible contributions to both plans in the aggregate may be made on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $30,000. Also, the Fund makes available an Individual Retirement Account (IRA) which permits annual tax deductible investments in the Fund up to $2,000 ($2,250 for a Spousal IRA) per year by certain taxpayers. All taxpayers may make nondeductible IRA contributions up to $2,000 ($2,250 for a Spousal IRA) whether or not they are eligible for a deductible contribution. Dividends and capital gains distributions paid on Fund shares held in a retirement plan or an IRA will be reinvested at net asset value and accumulate free from tax until withdrawn.

     Forms to establish an IRA or a Profit Sharing/Money Purchase Pension Plan are available from Baxter Financial Corporation or your investment dealer.


                      REPURCHASE AND REDEMPTION OF SHARES
                      -----------------------------------

     Shares may be resold to the Fund or presented for redemption. Shares for which certificates have been issued will be repurchased by Baxter Financial Corporation, the Fund's underwriter, if they are properly tendered (see below) through an authorized dealer. The repurchase price received by the investor will be the net asset value of such shares next calculated after receipt by Baxter Financial Corporation of the repurchase order. If the order for repurchase of Fund shares is received by the dealer prior to the close of the New York Stock Exchange and received by Baxter Financial Corporation prior to that time, the shares will be repurchased at the price calculated as of the close of the New York

Stock Exchange on that day. Where certificates are tendered for repurchase through a dealer, neither the Fund nor Baxter Financial Corporation charges any fee on the transaction; however, the dealer may charge the shareholder a reasonable fee for executing the order.

     Shares of the Fund for which no certificates have been issued (those held by American Data Services, Inc.("ADS")) and shares for which certificates have been issued may be redeemed by mailing a written request for redemption to American Data Services, Inc., 24 West Carver Street, Location #00150, Huntington, NY 11743. Where certificates have been issued they must accompany the investor's written redemption request. The value of shares tendered for redemption shall be equal to the net asset value of such shares next calculated after receipt by ADS of a proper written redemption request.

     Shares for which certificates have been issued which are presented for redemption or repurchase must be duly endorsed by the registered owner(s) with signatures guaranteed by a member firm of the New York Stock Exchange or a regional stock exchange, by a trust company, by a commercial bank, by an overseas bank with a New York City correspondent, by certain credit unions, or by certain savings associations. Also, written requests for redemption of shares for which certificates have not been issued must be signed and have signatures guaranteed in the same manner. Any questions regarding which institutions may guarantee signatures should be directed to American Data Services, Inc. at 1-800-525-6201.

     The redemption or repurchase price will depend on the prevailing market prices of the portfolio securities owned by the Fund (at the time the applicable redemption proceeds are calculated) and, therefore, may be more or less than the purchase price. The Fund's policy is to pay promptly when shares are presented for redemption. Payment will be made within seven days after the date of tender except when exchanges are closed or an emergency exists. The Fund has reserved the right to redeem Fund shares in kind rather than in cash should this be necessary in accordance with the applicable rules of the Securities and Exchange Commission.


               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES
               -------------------------------------------------

     The Fund intends to continue to qualify for tax treatment under Subchapter M of the Internal Revenue Code (the "Code") and, therefore, will not be liable for Federal income taxes to the extent its earnings are distributed. The Fund's policy is to pay all of its earnings out to shareholders annually on approximately December 31 each year as dividends and capital gain distributions.

     Dividends, together with distributions of any short-term capital gains, are taxable as ordinary income. Shareholders who are taxpayers pay Federal income taxes at capital gains rates on realized long-term capital gains which are distributed to them, whether or not reinvested in the Fund and regardless of the period of time the Fund's shares have been owned by the shareholders.

     Advice as to the tax status of each year's dividends and distributions will be mailed to shareholders annually. Dividends and capital gains distributed in January ordinarily will be included in the shareholder's income for the previous year. Shareholders may elect to receive income dividends and capital gains distributions in additional shares of the Fund at net asset value, or to take cash.

     Among other requirements, in order to maintain its favorable tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, capital gains from the sale of securities held for less than three months must constitute less than 30% of the Fund's gross income for its fiscal year. Premium income from the sale of options that are not exercised and net premium income on option closing transactions are treated as capital gains. Therefore, in order to continue to qualify for federal tax treatment as a "regulated investment company," the Fund's gross income from the sale of options and financial futures contracts held for less than three months and the sale of other securities held for less than three months, in the aggregate, must constitute less than 30% of the Fund's gross income on a fiscal year basis.


                              RIGHTS OF OWNERSHIP
                              -------------------

     Each share of common stock of the Fund has an equal interest in the Fund's assets, net investment income, any net capital gains, and is entitled to one vote. The shares are non-assessable, fully transferable, and redeemable at the option of the holder. They may be sold only for cash except in connection with mergers, stock distributions and similar transactions.
They have no conversion, pre-emptive or other subscription rights. Shareholders having questions about the Fund or their accounts may contact the Fund at the address or telephone number shown on the cover page of this prospectus.

     Ordinarily, the Fund does not intend to hold an annual meeting of shareholders in any year except when required under the Investment Company Act of 1940.


                            MANAGEMENT OF THE FUND
                            ----------------------

     Baxter Financial Corporation ("BFC" or the "Advisor") is employed by the Fund to furnish investment advisory services to the Fund, subject to the supervision of the Board of Directors of the

Fund who, under Maryland law, are responsible for overall Fund policy and for overseeing the management of the Fund. Donald H. Baxter, who is President, Treasurer, Director, and sole stockholder of the Advisor, is also responsible for selecting brokers and executing Fund portfolio transactions; and may effect securities transactions with brokers who have sold shares of the Fund. Mr. Baxter is primarily responsible for the day to day management of the Fund's portfolio. He has been the Fund's portfolio manager since May, 1987. Mr. Baxter is also President and Director of the Fund and of Philadelphia Fund, Inc., a registered investment company. BFC also serves as investment advisor to institutional and individual investors, including Philadelphia Fund, Inc.

     As compensation for the rendering of advisory services, the Advisor receives an annual fee, payable monthly, equal to .75 percent of the net assets of the Fund not exceeding $200,000,000. The rate of this annual fee is reduced to .625 percent on net assets in excess of $200,000,000 but less than $400,000,000, and to .50 percent of net assets in excess of $400,000,000. The fee is based on the month-end net asset value of the Fund, and is payable monthly at 1/12th of the annual fee rate.

     As of November 30, 1995 the net assets of the Fund were $2,804,357. For the fiscal year ended November 30, 1995, BFC earned advisory fees of $19,256 and administrative fees of $6,418; however, BFC reimbursed these expenses to the Fund totalling $25,674, as described under "Expenses of the Fund."

     The Advisor is also responsible for providing the Fund with administrative services, such as office space, clerical and secretarial personnel, and facilities, necessary to the administrative operation of the Fund, pursuant to an Administration Agreement between the Fund and the Advisor. Under the Administration Agreement, the Fund compensates the Advisor at an annual rate of .25 percent of the net asset value of the Fund. All services provided by the Advisor are subject to approval by, and overall supervision of, the Fund's Board of Directors.

     Total Fund expenses for the fiscal year ended November 30, 1995 were 3.44% of average net assets after giving effect to a reimbursement of expenses by BFC, as described under "Expenses of the Fund."


     Star Bank, N.A. acts as the Fund's custodian. American Data Services, Inc. acts as transfer agent, and dividend disbursing agent, and also provides the Fund with certain accounting services.

     Baxter Financial Corporation is authorized to allocate brokerage transactions to dealers that have sold Fund shares. Such transactions are subject to the requirement to seek to obtain the best price and execution.

                                  PERFORMANCE
                                  -----------

     Total return data may from time to time be included in advertisements pertaining to the Fund. Standardized "total return" of the Fund refers to the average annual compounded rates of return over certain periods of time that would equate the initial amount invested at the beginning of a stated period, from which the maximum sales load is deducted, to the ending redeemable value of the investment. Standardized total return also includes reinvestment of dividends and distributions over the period for which performance is shown. The Fund may advertise total return figures which shall represent Fund performance over one or more time periods, including (1) one-year to date, and
(2) May 1, 1987 to date, the latter being the date on which Mr. Donald H. Baxter assumed exclusive portfolio management responsibilities for the Fund. Non-standardized total return quotations may also be presented. Such quotations may reflect investment at reduced sales charge levels or at net asset value without the imposition of a sales load. Any quotation of total return not reflecting the maximum sales charge, or which reflects any voluntary expense reimbursements, would be reduced if the maximum sales charge were used or Fund expenses were not voluntarily limited.

     The Fund may also advertise its investment performance by comparison to market indices such as the S&P Index and to mutual fund indices such as those reported by Lipper Analytical Services, Inc. Such indices may group funds by investment objective (in the Fund's case, typically in the "Growth Funds" Category) or may involve a more general ranking reflecting the Fund's overall performance as compared to any number or variety of funds, regardless of investment objective.

EAGLE
GROWTH
SHARES, INC.


1200 North Federal Highway
Suite 424
Boca Raton, Florida  33432
(407) 395-2155

SHAREHOLDER SERVICES
(800) 525-6201

INVESTMENT ADVISOR, ADMINISTRATOR, AND UNDERWRITER

Baxter Financial Corporation
1200 North Federal Highway
Suite 424
Boca Raton, Florida  33432

CUSTODIAN

Star Bank, N.A.
P.O. Box 640115
Cincinnati, OH 45264-0115.

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

American Data Services, Inc.
24 West Carver Street
Location #00150
Huntington, NY 11743

LEGAL COUNSEL

Stradley, Ronon, Stevens & Young                  PROSPECTUS
Great Valley Corporate Center
30 Valley Stream Parkway
Malvern, PA  19355


AUDITORS

Tait, Weller & Baker                              EAGLE
Two Penn Center Plaza                             GROWTH
Suite 700                                         SHARES, INC.
Philadelphia PA 10102-1707

Your Investment Dealer Is:                        April 1, 1996

                                    PART B


                           Eagle Growth Shares, Inc.

                      Statement of Additional Information

                                 April 1, 1996




     This statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus (dated April 1, 1996). To obtain the prospectus please write to Eagle Growth Shares, Inc., 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432

Or call:

          Nationwide                                  1-800-749-9933
          Florida                                     1-407-395-2155


          Table of Contents                                     Page
          -----------------                                     ----

           Investment Objectives and Policies . . . . . . . . .   26
           Options Transactions . . . . . . . . . . . . . . . .   26
           Futures Contracts  . . . . . . . . . . . . . . . . .   27
           Federal Tax Treatment of Futures Contracts . . . . .   29
           Investment Limitations . . . . . . . . . . . . . . .   29
           Letter of Intent . . . . . . . . . . . . . . . . . .   32
           Right of Accumulation  . . . . . . . . . . . . . . .   32
           Group Discount Privelege . . . . . . . . . . . . . .   33
           Automatic Investment Plan  . . . . . . . . . . . . .   34
           Check Withdrawal Plan  . . . . . . . . . . . . . . .   34
           Further Information Regarding Sale of Shares . . . .   35
           Redemption and Repurchase of Shares. . . . . . . . .   35
           Management of the Fund . . . . . . . . . . . . . . .   36
           Officers and Directors . . . . . . . . . . . . . . .   36
           Brokerage. . . . . . . . . . . . . . . . . . . . . .   37
           Additional Information about the Investment Advisor.   38
           Underwriters . . . . . . . . . . . . . . . . . . . .   40
           Independent Certified Public Accountants . . . . . .   41
           Calculation of Performance Data. . . . . . . . . . .   41
           Comparisons and Advertisements . . . . . . . . . . .   42
           Financial Statements . . . . . . . . . . . . . . . .   43

     The following information supplements the information under "Investment Goal and Policy," "Options Transactions," "Investment Limitations" and "Futures Contracts" in the Prospectus.


                      INVESTMENT OBJECTIVES AND POLICIES
                      ----------------------------------

     The Fund may, from time to time, invest in restricted securities and may be deemed to be a statutory underwriter if it distributes any such restricted securities. Such investments may generally be made at advantageous prices. The Fund may not resell any such securities unless the Federal and any applicable state registration requirements respecting such securities are first satisfied, or an exemption from such registration requirements is available. The restrictions upon the disposition of such securities may adversely affect their marketability and the Fund generally may not be able to dispose of such securities at prices for unrestricted securities of the same class of the same issuer. The Fund will not purchase restricted securities if immediately after such purchase more than 10% of the value of the Fund's net assets would be invested in such securities or other assets for which market quotations are not readily available. If the fair value of restricted securities or other assets not having readily available market quotations previously purchased exceeds 80% of the value of the Fund's assets during the period such securities are held, appropriate steps will be taken in the management of the balance of the portfolio to achieve adequate marketability. Restricted securities are valued at fair value calculated by delegated persons acting in accordance with methods of valuation determined in good faith by the Board of Directors. The Board will review the appropriateness of such methods of valuation at proper intervals. If it becomes necessary to register such securities before resale with the appropriate federal and state authorities, the Fund may have to bear part or all of the expenses of any such registration if an agreement has not been reached with the issuer of the securities to bear part or all of these costs.


                             OPTIONS TRANSACTIONS
                             --------------------

     The Fund may write (sell) listed call options on its portfolio securities (covered options). In selling an option, the Fund, effectively, agrees to deliver, for example, 100 shares of common stock held in its portfolio at a specified price (the "strike price") prior to the expiration date of the option if the option is exercised by the purchaser.

     If, at or near the expiration date of an option, the market price of the optioned stock exceeds the strike price of the option, the option will be exercised. In that event, the purchaser of the option must pay to the Fund the strike price, and the Fund must thereupon deliver the optioned stock to the purchaser. In this event, the Fund would lose the opportunity to take full advantage of the increase in market price of the optioned stock. If, by the expiration date of the option, the market price of the optioned stock fails to exceed the strike price of the option, the option will expire unexercised. Alternatively, the Fund might purchase an identical option for delivery to the buyer. In this event, the cost of such option might exceed the premium for the option sold by the Fund. The Fund retains the premium paid for the option regardless of whether the option is exercised. Premiums received by the Fund are treated as short-term capital gains under the Internal Revenue Code except when the optioned stock is delivered in connection with the transaction, in which case the total amount received by the Fund, the premium, and the strike price are added together, and any gain or loss will be considered long-term or short-term depending on how long the Fund held the optioned stock.

     The Fund may also sell listed options on securities which it does not own (uncovered options). Its obligation to the buyer of an uncovered option is the same as when it sells a covered option. If the option is exercised the Fund must either purchase the underlying securities in the market for delivery to the seller or it must purchase an identical option for delivery to the purchaser.

     The Fund may also buy and sell listed put options. When the Fund sells a put option, it receives a premium from the buyer and is obligated to purchase the optioned securities at the strike price of the option on the expiration date of the option if the option is exercised. The premium for a put option is determined in the same manner as the premium on a call option. Similarly, the purchase of a put option entitles the Fund to sell the optioned securities to the option seller at the strike price of the option anytime until or on the option expiration date.

     When the Fund sells an uncovered call option or a put option, it will be required to maintain in a segregated account, which will be "marked to market," with its custodian bank cash or highly liquid, short-term U.S. government securities in an amount equal to its obligation under the call or put option. With respect to a put option this will be an amount equal to the price of the underlying securities it will be obligated to buy if the option is exercised. With respect to a call option, it would be the market value of the underlying securities it is obligated to deliver if the option is exercised.


                               FUTURES CONTRACTS
                               -----------------

     The Fund may buy and sell financial futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies.

     Although index futures contracts by their terms call for settlement in cash, in most cases the contracts are closed out before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying") a contract which has previously been "sold" or "selling" a contract previously purchased in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the securities underlying futures contracts it holds.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. There is also the risk of loss by the Fund of margin deposits, in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

     When the Fund has a long position in a futures contract or sells a put option, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Fund sells a call option on a futures contract, it must establish a segregated account with its custodian bank containing cash or highly liquid, short-term U.S. government securities in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option).

                  FEDERAL TAX TREATMENT OF FUTURES CONTRACTS
                  ------------------------------------------

     Except for transactions the Fund has identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for its taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities and other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and, therefore, constitute qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer closing futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.


                            INVESTMENT LIMITATIONS
                            ----------------------

     In addition to the Investment Restrictions stated in the Fund's Prospectus, the Fund may not:

     Purchase commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts and options thereon;

     Purchase interests in real estate, except as may be represented by securities for which there is an established market;

     Purchase securities of another open-end investment company, except in connection with a plan of merger, consolidation, or acquisition of assets. It may, however, purchase shares of closed-end investment companies where such purchase is in the open market and no commission or profit to a sponsor or dealer results other than a customary broker's commission. The advisory fee of the Fund will not be reduced for any assets invested in shares of closed end investment companies.

     Make short sales of securities;

     Make loans, except through the purchase of debt securities of a type commonly held by institutional investors;

     Issue senior securities; except the Fund may buy and sell options;

     Act as an underwriter of the securities of any other issuer, except the Fund may invest not more than 10% of the value of its net assets at the time the investment is made in securities which are not readily marketable because registration under the federal securities laws would be required ("restricted securities").

     The foregoing Investment Limitations, and those set forth in the Prospectus, may be changed only with the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund does not consider the sale of uncovered call options or financial futures contracts to be short sales.

     Although changes in the following policies are not subject to shareholder approval, the Fund will not:

     Invest in companies for the purpose of exercising control of management, except in situations where it is deemed advisable to protect an existing investment.

     Purchase securities for which a bona fide market does not exist (including, but not limited to, "restricted," foreign securities not listed on a recognized domestic or foreign securities exchange, and other illiquid securities) if immediately after such purchase more than 10% of the Fund's net assets will be invested in such securities.

     Pledge, mortgage, or hypothecate its assets to an extent greater than 15% of the gross assets of the Fund taken at market value.

     Purchase, or otherwise acquire, warrants, if immediately after such acquisition more than 2% of the Fund's assets, taken at cost, would be so invested. However, warrants acquired upon their initial issuance by the Fund by reason of its ownership of other securities of the issuer of such warrants shall not be subject to this restriction, nor shall the value of any such warrants be added to the value of any other warrants held in determining the value of warrants held under this investment restriction.

     Purchase, or retain in its portfolio, securities of an issuer any of whose officers, directors or security holders is an officer or director of the Fund or the investment adviser if after such purchase one or more of the Fund's officers or directors owns beneficially more than 1/2 of 1% of such securities and such officers and directors together own beneficially more than 5% of such securities.

     Invest in securities of "less-seasoned companies" as defined in the prospectus, if after such purchase more than 5% of the total assets of the Fund would be invested in the securities of such a company or companies. Also, the Fund will not own any participation in oil or mineral leases or mineral development projects.

     The Fund may invest in repurchase agreements. Investments in repurchase agreements involve certain risks. For example, if the seller of the underlying securities defaults on its obligation to repurchase the securities at a time when their value has declined, the Fund may incur a loss upon disposition. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and, therefore, subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management acknowledges these risks, it believes that they can be controlled through stringent security selection criteria and careful monitoring procedures.

     The following information supplements the information in the prospectus under "Purchase of Shares" regarding special purchase plans and other privileges:

     Purchases may be made at net asset value by officers, directors, and employees of the Fund, as well as by employees of broker-dealer firms which maintain effective selling dealer agreements with a Fund underwriter.

Letter of Intent
----------------

     An investor can qualify for a reduced sales charge as set forth in the prospectus by signing a non-binding Letter of Intent stating his intention to invest at least $10,000 during a 13 month period. The Letter of Intent is applicable to the aggregate amount of purchases of shares of the Fund and combined purchases of shares of the Fund and Philadelphia Fund, Inc. made by an individual; an individual, his spouse and children under the age of 21; and a trustee or other fiduciary of a single trust estate or single fiduciary account, as well as Employee Benefit Plans qualified under section 401 of the Internal Revenue Code and organizations exempt from taxation under sections 501(c)(3) or (13) of the Code. The Letter must be filed within 90 days after the first purchase to be included under it. The value of shares of the Fund and/or Philadelphia Fund Inc., previously purchased, including shares held under Eagle Growth Shares or Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made, will be included as a credit toward completion of the Letter of Intent to the extent that such shares are held during the 13 month period of the Letter of Intent when the investor so requests. The amount to be credited will be equal to the offering price of the shares held on the date of the first purchase under the Letter of Intent. The initial purchase under a Letter of Intent must be in an amount of at least $1,000 and subsequent purchases not less than $500.

     Five percent of the total dollar amount specified in the Letter of Intent is held in escrow by Star Bank, N.A. in shares. Any dividends or capital gains distributions on the escrowed shares are credited to the shareholder. Upon completion of the total dollar amount specified in the Letter the escrowed shares are released. If total purchases under the Letter are less than the amount specified therein the shareholder is required to remit to the underwriter an amount equal to the difference between the dollar amount of sales charges actually paid and the amount which would have been paid if the total purchases made under the Letter were made at one time. If the shareholder does not pay such difference within twenty days after having received written request from the underwriter, the Custodian is authorized to redeem so many of the escrowed shares to realize such difference and release any remaining full shares and cash for any fractional shares to the shareholder. There is no obligation upon the investor to purchase or the Fund to sell the full indicated amount.


Right of Accumulation
---------------------

     The reducing scale of sales charges set forth in the prospectus also apply to subsequent purchases of the Fund's shares by an individual; an individual, his spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account where the aggregate investments in shares of the Fund and/or Philadelphia Fund, Inc., including shares held under Eagle Growth Shares or Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made is $10,000 or more. For example, a stockholder who owns shares of the Fund and/or Philadelphia Fund, Inc. that originally cost him $5,000 on which he paid an 8.50% sales charge may subsequently purchase an additional $5,000 of the Fund's shares at a sales charge of 7.75% of such subsequent purchase or an additional $20,000 of the Fund's shares at a sales charge of 6.25%. To determine eligibility, the shares currently held by the investor are valued at the then net asset value or the cost of such shares to the investor, whichever is greater. The Fund's underwriter, or the Custodian (if the payment is being made by the investor directly to the Custodian), must be notified when a sale takes place which would qualify for a reduced sales charge on the basis of previous purchases, and reduction will be granted when the aggregate holdings are confirmed through a check of the records of the Fund. The reduced sales charges described under "Purchase of Shares" in the prospectus will be applicable to subsequent purchases by an Employee Benefit Plan qualified under
Section 401 of the Internal Revenue Code, and organizations exempt from taxation under Sections 501(c)(3) or (13) of the Internal Revenue Code.


Group Discount Privilege
------------------------

     Any purchaser, including his spouse and children under the age of 21, who is a member of a qualified group, such as a trade association, church group, union, social or fraternal organization, who wishes to have the advantage of an individually lower sales charge through either a Letter of Intent or a Right of Accumulation, may do so if he, in conjunction with other members of that group, wishes to purchase shares of the Fund so that the entire purchases by the group will afford a lower sales charge to each individual participant. Group purchases must be made through a common remitter. The Fund will send the common remitter, at or before the completion of each purchase of shares for group members, written notice of receipt of the total amount received by the Fund on the group's behalf. Also, if in a current calendar quarter, a payment is not received by the Fund on behalf of a group member on whose behalf a purchase was made in the preceding calendar quarter, the Fund will send the investor written notice that a current payment has not been received in his or her behalf. Further, if the Fund does not receive a payment from the common remitter on behalf of the group within ten days on the date specified for delivery of the payment, the Fund will send each group member a written confirmation of his or her next three succeeding investments promptly after they are made.

Automatic Investment Plan
-------------------------

     The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. With shareholder authorization and bank approval, Star Bank, N.A. will automatically charge the bank account for the amount specified, which will be automatically invested in shares at the public offering price on the date specified by the shareholder. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a quarterly confirmation statement showing the transactions during the calendar quarter. Participation in the plan will begin within 30 days after receipt of a completed section 7 of the Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop-payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to American Data Services, Inc.


Check Withdrawal Plan
---------------------

     An investor with a minimum account balance of $5,000 who is not currently participating in the Automatic Investment Plan may have sufficient shares automatically redeemed at regular monthly or quarterly intervals to provide payments of $25 or more. This minimum amount is not necessarily a recommended amount. This privilege may be exercised by a written request to American Data Services, Inc. specifying the amount of the check to be received each month (or each quarter as desired). Share certificates cannot be issued while the Plan is in effect. With the Custodian's approval, payment amounts may be revised at any time by the investor. All shares owned or purchased will be credited to the Check Withdrawal Plan and a sufficient number of shares will be sold from the investor's account to meet the requested withdrawal payments. All income dividends and capital gains distributions on shares held will be reinvested in additional shares at net asset value on the ex-dividend date. Since the withdrawal payments represent the proceeds from the sales of shares, there will be a reduction of invested capital to the extent that withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested in shares held in the account. While no charge is contemplated on each withdrawal payment at present, the right is reserved at any future time to deduct $1.00 from each withdrawal payment. At present, the expenses incurred in connection with this privilege are paid by the Fund. This Plan, upon written notice to the Custodian, may be terminated at any time without penalty. Any subsequent investments in this Plan must be $1,000 or more. However, making additional purchases while the Plan is in effect may be inadvisable due to sales charges and tax liabilities.

     The following information supplements the information in the prospectus under "Repurchase and Redemption of Shares."


                 FURTHER INFORMATION REGARDING SALE OF SHARES
                 --------------------------------------------

     The Fund calculates the offering price and net asset value at the close of the New York Stock Exchange generally 4:00 p.m., on days when the New York Stock Exchange is open. On other days, the Fund will generally be closed and pricing calculations will not be made. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders for redemption and purchase will not be processed if received when the Fund is closed.


                      REDEMPTION AND REPURCHASE OF SHARES
                      -----------------------------------

     Payment for shares redeemed may be postponed, or the right of redemption may be suspended, for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or periods during which, by rule of the Securities and Exchange Commission, trading on the New York Stock Exchange is deemed restricted; or for any period during which an emergency as determined by order of the Commission exists as a result of which, disposal by the Fund of securities owned by it is not reasonably practicable; or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or for such other periods as the Commission may, by order, permit for the protection of security holders of the Fund.

     The Fund has reserved the right to redeem Fund shares in kind, rather than in cash, should this be necessary. However, by filing an appropriate election under Rule l8f-1 pursuant to the Investment Company Act of 1940 and the adoption of such election as a fundamental policy which can be changed only upon the approval of a majority vote of the outstanding voting securities of the Fund, the Fund has obligated itself upon a request for redemption to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund in compliance with a request for redemption by any one shareholder during any 90 day period.

     The following information supplements the information in the prospectus under "Management of the Fund."

                            MANAGEMENT OF THE FUND
                            ----------------------

Officers and Directors
----------------------

     The names, ages, addresses of the officers and directors of the Fund, and their principal business occupations for the past five years are listed below. All officers and directors serve the Fund and Philadelphia Fund, Inc., a registered investment company, in identical capacities. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk. All of the officers and directors aggregately own 3.7% of the securities of the Fund. Each director, except Donald H. Baxter, receives $50 from Eagle Growth Shares for each quarterly Board of Director's meeting they attend. The Fund paid legal fees of $1,288 to Parson and Brown. Donald P. Parson, a partner of the firm, is a director of
the Fund.   In addition, each director receives from the Philadelphia Fund a
$2,000 annual fee and $1,150 for each quarterly Board of Director's meeting they attend.Donald H. Baxter does not receive any annual or meeting fees as a director from either fund.


Kenneth W. McArthur, Director (60) 93 Riverwood Parkway, Toronto, Ontario, Canada M8Y 4E4

Chairman, Shurway Capital Corp. (private investment company); formerly,Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer and Director, Fahnestock & Co. Inc. (securities broker); formerly Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).


Thomas J. Flaherty, Director (71) 400 Ocean Road, House No. 175, Vero Beach, FL 32963

Retired. Formerly Executive Vice President, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors).


Donald P. Parson, Director (54)* c/o Parson & Brown, 666 Third Avenue, New York, NY 10017

Partner, Parson & Brown, Attorney at Law; Director ITSN, Inc. (interactive satellite kiosks); formerly Partner, Whitman & Ransom, Attorneys at Law.


Donald H. Baxter, Director and President* (52) 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432

Director, President, and Treasurer, Baxter Financial Corporation; Director, Sunol Molecular Corp. (biotechnolgy); Executive Managing Member, Crown Capital Asia Limited Liability Company (private investment company); Executive

Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly Portfolio Manager, Nesbitt Thomson Asset Management Inc.


Robert A. Utting, Director (72) c/o The Royal Bank of Canada, 1 Place Ville Marie, Montreal, Quebec, Canada H3C 3A9

President, R. A. Utting & Associates Inc. (insurance); Chairman and Director, The Mortgage Insurance Company of Canada; formerly, Vice Chairman, Royal Bank of Canada.


Robert L. Meyer, Director (55) c/o Ehrlich Meyer Associates, Inc., 25 Griffin Avenue, Bedford Hills, NY 10507

President, Ehrlich Meyer  Associates, Inc.; formerly Principal Officer,
Convergent Capital Corporation (holding company);   formerly Director, Vice
President, and Senior Vice President, Fahnestock & Co. Inc.


James Keogh, Director (79) 202 West Lyon Farm Drive, Greenwich, CT  06831

Writer/Editor;Retired. formerly Executive Editor, TIME (newsmagazine); formerly, Director, United States Information Agency; formerly, Executive Director, The Business Round Table.


Ronald F. Rohe, Vice President, Secretary, and Treasurer (53) 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; formerly Registered Representative, Paine Webber Incorporated.


Brokerage
---------

     Donald H. Baxter, President of Baxter Financial Corporation, the Fund's investment advisor, is responsible for the selection of brokers to execute Fund portfolio transactions. Mr. Baxter seeks to obtain the best price and execution of Fund portfolio transactions and selects brokers with this goal in mind. In selecting brokers, Mr. Baxter also considers the commission rate being paid by the Fund. Commissions on listed securities are based on competitive rates. Mr. Baxter seeks to assure himself that the commissions paid by the Fund are reasonable in relation to the rates paid by other similar institutions which are comparable in size and portfolio characteristics to the Fund, and commensurate with the services being provided by the broker. To accomplish this, Mr. Baxter negotiates commission levels with brokers with whom the Fund does business; compares the quoted commission levels received, and applies his knowledge regarding the general levels of commissions prevailing from time to time. Mr. Baxter also considers the value of research services provided to the Fund by brokers. Mr. Baxter is authorized to permit the payment of commissions in excess of those which may have been charged by another broker if he has determined, in good faith, that the amount of such commission is reasonable in relation to the brokerage or research services provided by the broker acting for the Fund. During the fiscal year ended November 30, 1995, the Fund paid total brokerage commissions of $0 to brokers that provided research services.


     Receipt of research information, including statistical and market analyses, economic and financial studies from securities firms, electronic quotation services, and on-line electronic analysis software, enables Baxter Financial Corporation to supplement its own research and analysis activities by making available the views of other securities firms and is a factor considered in selecting brokers for the Fund. Allocations of brokerage for the receipt of research and statistical information are made in the best judgement of Mr. Baxter and not in accordance with any formula.

     Baxter Financial Corporation serves as investment advisor to two registered investment companies, the Fund and Philadelphia Fund, Inc. and manages other private investment accounts as well. Receipt of research information by Baxter Financial Corporation may also be of benefit to Philadelphia Fund, Inc. and these other private accounts.

     During the fiscal years ended November 30, 1995, 1994, and 1993, the Fund paid total brokerage commissions of $13,719, $14,521, and $29,590, respectively. The decreased level of commissions incurred by the Fund in 1994 and 1995 was due to the portfolio manager's elimination of a strategy of investing in an array of stocks believed to have unduly depressed stock prices due to tax loss selling at the end of the calendar year.

     On over-the-counter transactions, the Fund generally deals with the principal market makers and no commissions are paid to a broker except in situations where execution through the broker is likely to result in a savings to the Fund.


                         ADDITIONAL INFORMATION ABOUT
                            THE INVESTMENT ADVISOR
                      ----------------------------------

     The following information supplements the information in the prospectus under "Management of the Fund."

     The current Investment Advisory Agreement between Baxter Financial Corporation and the Fund was approved by the Fund's shareholders on March 19, 1991 and became effective on April 1, 1991. The agreement requires Baxter Financial Corporation to provide the Fund with a continuous review of and recommendations regarding investment of the Fund's assets. The agreement continues in force until March 31, 1997, and may be continued thereafter from year to year if renewed annually by a majority vote of the Board of Directors of the Fund, or by a vote of the holders of a majority of the outstanding voting securities of the Fund, but in either case, in order to effect any such continuance the terms of the agreement must also be approved by a majority vote, cast in person, of those Fund Directors who are not parties to the agreement nor interested persons of any such party, as defined by the Investment Company Act of 1940, at a meeting called for the purpose of considering the approval of the agreement. The agreement terminates automatically if it is transferred or assigned by either party, which would include a change of control of the Advisor, and may be terminated by either party without penalty on 60 days written notice.

     The current Investment Advisory Agreement contains no expense limitation. However, as long as the Fund offers its shares for sale in the state of California it will be required to comply with applicable California regulations governing its expense ratio. The current California regulation, in summary, provides as follows: Fund aggregate annual expenses normally may not exceed 2.5% of the first $30,000,000 of average net assets of the Fund, 2% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets. In calculating the "aggregate annual expenses" of the Fund for purposes of compliance with the California regulation, interest, taxes, brokerage commissions, any excess custodian costs attributable to foreign investments, extraordinary expenses, including litigation expenses, are excluded. In no event, though, shall Baxter Financial Corporation be required to reimburse the Fund, for any such excess for any fiscal year, in an amount greater than the total fees paid or payable to Baxter Financial Corporation for advisory and administrative services rendered to the Fund.

     The Fund pays all of its own operating expenses, including: custodian and transfer agent fees, insurance premiums, registration fees, cost of Directors' and stockholders' meetings, distribution expenses, legal and accounting fees, printing, and postage.

     The current Administration Agreement between the Fund and Baxter Financial Corporation requires Baxter Financial Corporation to supervise and provide for the administrative operations of the Fund, including the provision of office space, utilities, equipment, and clerical, secretarial, and administrative personnel. The fee payable to Baxter Financial Corporation under the Administrative Agreement is at the annual rate of .25 percent of the net asset value of the Fund, calculated and payable monthly, at 1/12th the annual rate. The Administration Agreement is subject to approval by a majority vote of disinterested directors of the Fund. It may be terminated in the same manner, without penalty, upon 60 days written notice to Baxter Financial Corporation, and by Baxter Financial Corporation upon 60 days notice to the Fund. American Data Services, Inc. provides the Fund with certain accounting services.

    For the fiscal year ended November 30, 1995, Baxter Financial Corporation earned investment advisory fees of $19,256, and, as administrator, earned $6,418 for administrative services rendered. Over the same period, reimbursable expenses of the Fund amounted to 4.44% of the average net assets exceeding the above described expense limitations. The investment advisory fees and administrative services fees earned by Baxter Financial Corporation, $25,674 was reimbursed to the Fund by Baxter Financial Corporation. Expenses of the Fund for fiscal year ended November 30, 1995 were 3.44% of average net assets after reimbursement of expenses.

    For the fiscal year ended November 30, 1994, Baxter Financial Corporation earned investment advisory fees of $18,503, and, as administrator, earned $6,167 for administrative services rendered. Over the same period, reimbursable expenses of the Fund amounted to 4.71% of the average net assets exceeding the above described expense limitations. The investment advisory fees and administrative services fees earned by Baxter Financial Corporation,, $24,670 was reimbursed to the Fund by Baxter Financial Corporation. Expenses of the Fund for fiscal year ended November 30, 1994 were 3.71% of average net assets after reimbursement of expenses.

    For the fiscal year ended November 30, 1993, Baxter Financial Corporation earned investment advisory fees of $22,089, and, as administrator, earned $7,363 for administrative services rendered. Over the same period, reimbursable expenses of the Fund amounted to 3.67% of the average net assets exceeding the above described expense limitations. The investment advisory fees and administrative services fees earned by Baxter Financial Corporation, $29,452 was reimbursed to the Fund by Baxter Financial Corporation. Expenses of the Fund for fiscal year ended November 30, 1993 were 2.67% of average net assets after reimbursement of expenses.



                                 UNDERWRITERS
                                 ------------

     Baxter Financial Corporation serves as the principal underwriter of the Fund's shares, which are offered on a continuous and "best efforts" basis.

     During the last three fiscal years of the Fund, Baxter Financial Corporation retained total underwriting and dealer commissions of $278, $3,172, and $10,780 in 1995, 1994, and 1993, respectively, after allowing $8, $141, and $401, respectively, to dealers who sold Fund shares in each of these years.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                   ----------------------------------------

     Tait, Weller & Baker, Philadelphia PA, serve as the independent certified public accountants of the Fund. As such, that firm conducts an audit of the Fund's annual and semi-annual reports to stockholders and prepares the Fund's tax returns.

     The following information supplements the information in the prospectus under "Performance".


                        CALCULATION OF PERFORMANCE DATA
                        -------------------------------

          Following are quotations of the annualized total returns for the one, five, and ten year periods ended November 30, 1995 using the standardized method of calculation pursuant to SEC Guidelines:

                         Average Annual Total Returns
                         ----------------------------

                     One-Year.....................  7.54%
                     Five-Year....................  6.76%
                     Ten-Year.....................  5.78%

          As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period, less any recurring fees charged to a shareholder account. The results are annualized and presented accordingly. The calculation assumes that the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes that the account was completely redeemed at the end of each one, five, and ten year period, as well as the deduction of all applicable charges and fees.

          The SEC Guidelines provide that "average annual total return" be computed according to the following formula:

                                        n
                               P (1 + T)  = ERV

Where:

          P    =    a hypothetical initial payment of $1,000

          T    =    average annual total return

          n    =    number of years

          ERV  =    ending redeeming value of a hypothetical

                    $1,000 payment made at the beginning of 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods or fractional portions thereof.

          Non-standardized performance figures may also be presented in connection with Fund advertisements. Performance figures calculated in this manner may exclude charges which might otherwise reduce return figures, including, for example, the sales load or Fund operating expenses, or such figures may reflect Fund performance over periods of time other than the one, five, and ten year periods. Non-standardized total return figures, when furnished, shall be accompanied by standardized total return figures which shall reflect Fund performance over the following time periods: (1) one-year to date and May 1, 1987 to date, the latter being the date on which Mr. Donald
H. Baxter assumed exclusive portfolio management responsibilities pertaining to the Fund, or (2) one, five, and ten year periods as of the most recent fiscal year end of the Fund. However, notwithstanding the foregoing, standardized total return figures for one, five, and ten year periods shall always be presented in the Fund's Statement of Additional Information.


                        COMPARISONS AND ADVERTISEMENTS
                        ------------------------------

          To help investors better evaluate how an investment in the Fund might satisfy their investment objective, Fund advertisements may discuss total return as reported by various financial publications, or they may also compare total return to total return as reported by other investments, indices, and averages. Without limitation, the following publications, indices, and averages may be used:

          (a) Dow Jones Composite Average or its component averages -- an unmanaged index presently composed of 30 industrial corporation stocks (Dow Jones Industrial Average), 15 utility company stocks, and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index presently composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

          (d) Lipper -- Mutual Fund Performance Analysis and Lipper Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

          (e) Financial publications, including Business Week, Changing Times, Financial World, Forbes, Fortune, Money Magazine, Wall Street Journal, Barron's, which rate fund performance over various time periods.


                             FINANCIAL STATEMENTS
                             --------------------

     The financial statements of the Fund for the fiscal year ended November 30, 1995, including the Portfolio of Investments, Statement of Assets and Liabilities, Sample Price Computation, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Report, as set forth in the Fund's Annual Report to Stockholders for fiscal year ended November 30, 1995, are incorporated herein by reference.

                                    PART C


Other Information
-----------------
Item 24.  Financial Statements and Exhibits

          (a)  Financial statements:

               Portfolio of Investments,
               November 30, 1995

               Statements of Assets and Liabilities,
               November 30, 1995

               Statement of Operations for the year
               ended November 30, 1995

               Statement of Changes in Net Assets for
               the years ended November 30, 1995 and 1994

               Notes to Financial Statements

               Independent Auditor's Report

               Financial Highlights Ten Years Ended 11/30/95

               The financial statements described above are contained in Registrant's Annual Report to Stockholders for the fiscal year ended November 30, 1995, which was filed with the Commission on January 26, 1996, and are incorporated herein by reference.

          (b)  Exhibits:

               (1)  Certificate of Incorporation.

                    Incorporated herein by reference to Exhibit (1) to the Registration Statement filed under the Investment Company Act of 1940 on Form N- 8B-1 and as amended to date as filed as Exhibit to Form S-5 under Securities Act of 1933.

               (2)  By-Laws, as amended.

               (3)  Not applicable.

               (4)  Specimen of Certificate of Common Stock.

                    Incorporated herein by reference to Exhibit (4)(1) to Registration Statement filed under the Investment Company Act of 1940 on Form N- 8B-1 and as amended to date as filed as Exhibit to Form S-5 under Securities Act of 1933.

               (5)  Investment Advisory Agreement.

               (6a) Underwriting Agreement with Baxter Financial Corporation.

               (6b) Dealer Selling Agreement.

               (7)  Not applicable.

               (8)  Custody Agreement with Star Bank, N.A.

               (9) Administration Agreement and Amendment to Administration Agreement.

               (9a) Transfer Agency and Service Agreement with American Data
                    Services, Inc.

               (9b) Fund Accounting Service Agreement with American Data
                    Services, Inc.

               (10) Opinion of Counsel

                    Filed as Exhibit 3 to Pre-Effective Amendment No. 2 to Form S-5 and incorporated herein by reference.

               (11) Consent of Tait, Weller & Baker Independent Certified
                    Public Accountants.

               (12) None.

               (13) None.

               (14) Model retirement plans.

                    (a) Prototype Profit Sharing/Money Purchase Pension Retirement Plan

                    (b) Amendment to the Profit Sharing/Money Purchase Pension Retirement Plan

                    (c)  Custodian Agreement with Application/Adoption
                         Agreements

                    (d) Individual Retirement Custodial Account under Sections 408(a) of the Internal Revenue Code.

               (15) None.

               (16) Schedule for Computation of Performance Quotations


Item 25.  Persons Controlled by or Under Common Control with Registrant
--------  -------------------------------------------------------------
          Not applicable; no person either directly or indirectly is controlled by or under common control with the registrant.


Item 26.  Number of Holders of Securities.
--------  --------------------------------

          As of December 31, 1995:

                       (1)                         (2)

                                             Number of Record
                 Title of Class                  Holders
                 --------------              ----------------
                 Common Stock;                    1689
                 $0.10 par value


Item 27.  Indemnification.
--------  ----------------

          Section 56 of the Registrant's By-Laws provides for indemnification, as set forth below.

With respect to the indemnification of the Officers and Directors of the
Corporation:

          (a) The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under section 2-418 of the Maryland General Corporation law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection
(b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any Officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

          (b) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

          (c) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.


Item 28.  Business and Other Connection of Investment Advisor.
--------  ----------------------------------------------------

          Baxter Financial Corporation is investment advisor to the Fund, to Philadelphia Fund, Inc., and to other institutional and individual investment accounts; and acts as underwriter of shares of the Fund and Philadelphia Fund, Inc.

DONALD H. BAXTER - Director, President, and Treasurer, Baxter Financial Corporation; President and Director, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.; Director, Sunol Molecular Corp. (biotechnolgy); Executive Managing Member, Crown Capital Asia Limited Liability Company; Executive Managing Member, Baxter Biotech Ventures Limited Company.

RONALD F. ROHE - Chief Operating Officer, Baxter Financial Corporation; Vice President, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.; formerly Registered Representative, Paine Webber Inc.

     The address of Baxter Financial Corporation, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc, is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.


Item 29.  Principal Underwriters.
--------  -----------------------

          (a) Baxter Financial Corporation, 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432 serves as principal underwriter of the Fund. Baxter Financial Corporation also serves as investment advisor to the Fund and Philadelphia Fund, Inc., and to other private accounts.

          (b)  See Item 28.

          (c)  Not applicable

Item 30.  Location for Accounts and Records.
--------  ----------------------------------

          All books and records of the Registrant are maintained and are in the possession of The Fund at 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432, except those which are kept by Star Bank, N.A., the Fund's custodian, and American Data Services, Inc., the Fund's transfer agent, and dividend disbursing agent.


Item 31.  Management Services.
--------  --------------------

          NONE


Item 32.  Undertakings.
--------  -------------

          Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the registrant's latest Annual Report to Stockholders upon request and without charge.

                                  Signatures
                                  ----------

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Eagle Growth Shares, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to its Registration Statement (Commission File Nos. 2-34540 and 811-1935) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, and the State of Florida on the 15 day of March 1996.

                                        Eagle Growth Shares, Inc.
                                              (Registrant)

                                        By:/s/Donald H. Baxter
                                           ------------------------
                                        Donald H. Baxter, President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement (File No. 2-34540) has been signed below by the following persons in the capacity and on the date indicated.

Signature                              Title                       Date
---------                              -----                       ----
                                 President, Principal
/s/Donald H. Baxter              Executive Officer and        March 11, 1996
-----------------------          Director
Donald H. Baxter

/s/Ronald F. Rohe                Treasurer, Principal         March 11, 1996
-----------------------          Financial Officer
Ronald F. Rohe

/s/Kenneth W. McArthur           Director                     March 11, 1996
-----------------------
Kenneth W. McArthur

/s/Donald P. Parson              Director                     March 11, 1996
-----------------------
Donald P.  Parson

/s/Robert A. Utting              Director                     March 11, 1996
-----------------------
Robert A. Utting

/s/Robert L. Meyer               Director                     March 11, 1996
-----------------------
Robert L. Meyer

/s/James Keogh                   Director                     March 11, 1996
-----------------------
James Keogh

/s/Thomas J. Flaherty            Director                     March 11, 1996
-----------------------
Thomas J. Flaherty

                                 EXHIBIT INDEX
                                 -------------

                                                                 PAGE
                                                                 ----
24(b)(2)           By-Laws, as amended.                            51

24(b)(5)           Investment Advisor Agreement                    86

24(b)(6a)          Underwriting Agreement with Baxter
                   Financial Corporation                           93

24(b)(6b)          Dealer Selling Agreement                       100

24(b)(8)           Custody Agreement with Star Bank, N.A.         103

24(B)(9)           Administrative Agreement and Amendment
                   to Administrative Agreement                    145

24(b)(9a)          Transfer Agency and Services Agreement
                   with American Data Services, Inc.              151

24(b)(9b)          Fund Accounting and Services Agreement
                   with American Data Services, Inc.              169

24(b)(11)          Consent of Tait, Weller & Baker                177

24(b)(14a)         Prototype Profit Sharing/Money
                   Purchase Pension Retirement Plan               178

24(b)(14b)         Amendment to the Profit Sharing/Money
                   Purchase Pension Retirement Plan               224

24(b)(14c)         Custodian Agreement with Application/
                   Adoption Agreements                            227

24(b)(14d)         Individual Retirement Custodial Account
                   under Sections 408(a) of the Internal
                   Revenue Code.                                  256

24(b)(16)          Schedule for Computation of
                   Performance Quotations                         286